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Exhibit 32.2


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Fitness Xpress Software Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in  the Report  fairly  presents, in all material
     respects,   the  financial   condition  and  results of  operations  of the
     Company.

Date: December 15, 2006


/s/ Ron Bell
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Ron Bell
Principal Financial Officer